UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2008
WOODBRIDGE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-31931	11-3675068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 940-4950
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information in this report (including Exhibit 99.1 and Exhibit 99.2) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 2.02 Results of Operations and Financial Condition.
     On August 12, 2008, Woodbridge Holdings Corporation issued a press release announcing its financial results for the quarter ended June 30, 2008. The press release and the accompanying financial tables and supplemental information are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit	Description

99.1	Press release dated August 12, 2008

99.2	Financial tables and supplemental information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOODBRIDGE HOLDINGS CORPORATION
Date: August 14, 2008
	By:	/s/ John K. Grelle
		Name:	John K. Grelle
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated August 12, 2008

99.2	Financial tables and supplemental information

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